Exhibit 99.1
     N e w s R e l e a s e
Contacts:

Investor Relations	Media Relations
Michelle L. Hards	Todd M. Romain
(419) 535-4636	(419) 535-4727
michelle.hards@dana.com	todd.romain@dana.com
Dana Corporation Reports Third-Quarter 2005 Results
TOLEDO, Ohio — January 17, 2006 — Dana Corporation (NYSE: DCN) today reported financial results for both the quarter and nine months ended Sept. 30, 2005, and announced that it will file its Form 10-Q for the third quarter of 2005 later today. The filing and delivery of this report will eliminate any defaults related to late filing of the third-quarter financial statements under the company’s financing agreements.
Sales for the third quarter of 2005 were $2,396 million, compared to $2,114 million during the same period in 2004. The company recorded a net loss of $1,272 million, or $8.50 per share, for the quarter, compared to net income of $42 million, or 28 cents per share in the third quarter of 2004. Results for the quarter and nine months ended Sept. 30, 2004 have been restated, as previously disclosed in the 2004 Form 10-K/A filed on Dec. 30, 2005.
The third-quarter 2005 net loss included two significant unusual items that were previously announced. These two non-cash items account for 94 percent of the reported net loss:
¾	The company provided a valuation allowance, as announced on Oct. 10, 2005, against its net U.S. deferred tax assets during the third quarter. The one-time impact of providing this allowance was a reduction in net income of $918 million in the period, which represents the restated net U.S. deferred tax assets at the beginning of the third quarter and also includes $13 million for a similar allowance against the company’s U.K. tax assets. The valuation allowance was recorded because, based on its current outlook, Dana believes it is no longer more likely than not that the company will be able to utilize these tax assets. This action does not affect the company’s ability to use these tax assets later if justified by future profitability in the U.S. and U.K.

¾	Additionally, on Oct. 20, 2005, the company announced its intention to divest its non-core engine hard parts, fluid products, and pump products businesses. An impairment charge to reduce the book value of certain assets of these businesses of $275 million after tax was recorded in the third quarter. Additional charges will be recorded in the fourth quarter of 2005 in connection with the classification of these businesses as discontinued operations.
In the third quarter of 2005, the company also recorded an aggregate charge of approximately $16 million, or 11 cents per share, related to the sale of its domestic fuel rail business and the dissolution of its engine bearings joint venture with The Daido Metal Company.

The balance of the third-quarter 2005 loss — totaling $63 million — was from operations. The comparable number for the third quarter of 2004 was $39 million after adjusting for unusual charges and results of discontinued operations.
The comparison of quarterly operating income year-on-year was impacted significantly by taxes. The third-quarter 2004 results included a significant tax benefit. By contrast, third-quarter 2005 results reflect tax expense on income of foreign operations, despite the fact that there was a consolidated loss before tax. This is due to the fact that the company no longer provides deferred tax benefits against U.S. losses.
Interest expense was $11 million lower in the third quarter of 2005 than in the comparable period in 2004 due to lower average debt levels.
As disclosed in the company’s segment information, on an EBIT basis the Heavy Vehicle Technologies and Systems Group earned $16 million in the third quarter of 2005, compared to $41 million during the same period in 2004. The principal reasons for this decline were substantially higher steel costs and production inefficiencies within the Commercial Vehicle business. Additionally, the Off-Highway business experienced higher costs associated with the ongoing realignment of its manufacturing facilities.
On an EBIT basis, the Automotive Systems Group’s earnings declined to $41 million in the third quarter of 2005 from $65 million during the same period last year. In addition to the adverse effects of higher material costs and continuing pricing pressures, results in this business unit were also negatively impacted by start-up losses at a new manufacturing facility in its actuation systems joint venture.
Nine-Month Results
Sales for the nine months ended Sept. 30, 2005 were $7,505 million which compares to $6,755 million for the same period in 2004. For the first nine months of 2005, the company reported a net loss of $1,226 million compared to net income of $200 million for the same period in 2004. The primary reasons for the difference in the year-on-year change in net income were the unusual items that occurred in the third quarter.
On an EBIT basis the Heavy Vehicle Technologies and Systems Group earned $81 million in the first nine months of 2005, compared to $125 million during the same period in 2004. The Automotive Systems Group earnings declined to $179 million in the first nine months of 2005 from $270 million during the same period last year. Material costs were chiefly responsible for the lower income in both business units.
“Obviously, our results are far from acceptable, particularly the operating loss,” said Dana Chairman and CEO Mike Burns. “Many of the challenges we are facing on the automotive side, including higher material costs and lower production levels, are industry-wide issues. However, the reduced income in our Heavy Vehicle unit reflects not only material cost increases, but also internal operating inefficiencies, which we are moving aggressively to address.
“Specifically, within our Commercial Vehicle business, we have announced a series of actions to reposition our operations and balance capacity to enhance our efficiency,” Mr. Burns added. “I am also confident in the capabilities of our newly appointed Heavy Vehicle Products President, Nick Stanage. Nick’s outstanding combination of leadership ability and technical knowledge promises to serve this business and our customers well as we move forward.”

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Mr. Burns said Dana is continuing to improve focus and increase performance in all of its businesses, as evidenced by recent announcements regarding strategic divestitures, consolidation of facilities, and workforce reductions. “At the same time, we can’t just work the cost side,” he said. “We must also continue to grow our revenue base. And to this end, we continue to add to our backlog of profitable new business.”
Conference Call Scheduled Today at 10 a.m.
Dana will discuss its third-quarter 2005 and nine-month results, as well as matters related to the company’s restated financial statements, during a conference call and supporting webcast at 10 a.m. (ET) today. The call may be accessed via Dana’s web site (www.dana.com), or by dialing (877) 340-DANA (3262) in the U.S. and Canada, or (706) 758-9313 elsewhere. Callers must reference Conference I.D. #4076436. An audio recording of this conference call will be available after 2 p.m. (ET) today. To access this recording, please dial (800) 642-1687 in the U.S. and Canada, or (706) 645-9291 elsewhere, and enter the Conference I.D. number referenced above. A webcast replay of the call will also be available after 4 p.m. today and will be accessible via the Dana web site. Individuals may also print the supporting slide presentation available in PDF format by visiting the investor page at: www.dana.com.
About Dana Corporation
Dana people design and manufacture products for every major vehicle producer in the world. Dana is focused on being an essential partner to automotive, commercial, and off-highway vehicle customers, which collectively produce more than 60 million vehicles annually. A leading supplier of axle, driveshaft, engine, frame, chassis, and transmission technologies, Dana employs 46,000 people in 28 countries. Based in Toledo, Ohio, the company reported sales of $9 billion in 2004. Dana’s Internet address is: www.dana.com.
Use of Non-GAAP Financial Information
This release contains information about Dana’s financial results which is not presented in accordance with accounting principles generally accepted in the United States (GAAP). Specifically, the release contains information about Dana’s financial results presented on an EBIT basis and includes tables that show the company’s results with Dana Credit Corporation (DCC) accounted for on an equity basis, rather than on a consolidated basis. Management believes that the presentation of the EBIT financial measures provides useful information to investors due to the impact of the unusual tax items on the company’s three- and nine-month results in 2005. Management also believes that the presentation of results with DCC on an equity basis is useful because that is how management evaluates Dana’s operating segments. This is done because DCC is not homogenous with Dana’s manufacturing operations, its financing activities do not support the sales of the other operating segments, and its financial and performance measures are inconsistent with those of the other operating segments. Moreover, the financial covenants in Dana’s bank facility are measured with DCC accounted for on an equity basis. For the non-GAAP measures presented in this release, there is supplementary information at the end showing the most directly comparable financial measures calculated and presented in accordance with GAAP and a quantitative reconciliation of the differences between the non-GAAP financial measures and the most directly comparable GAAP financial measures.

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Forward-Looking Statements
Statements in this release which are not entirely historical constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana’s expectations based on our current information and assumptions. However, forward-looking statements are inherently subject to risks and uncertainties and Dana’s actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include the cyclical nature of the vehicular markets we serve, particularly the heavy-duty commercial vehicle market; changes in the competitive environment in our markets due, in part, to outsourcing and consolidation by our customers; changes in national and international economic conditions that affect our markets, such as increased fuel prices and legislation regulating vehicle emissions; potential adverse effects on our operations and business from terrorism or hostilities; the strength of other currencies in the overseas countries in which we do business relative to the U.S. dollar; increases in our commodity costs (including steel, other raw materials, and energy) that we cannot recoup in our product pricing; our success in implementing our cost-savings, lean manufacturing and VA/VE (value added/value engineering) programs; changes in business relationships with our major customers and in the timing, size and continuation of their programs; the ability of our customers to maintain their market positions and achieve their projected sales and production levels; the ability of our suppliers to maintain their projected production levels and furnish critical components for our products, as well as other necessary goods and services; competitive pressures on our sales from other vehicle component suppliers; price reduction pressures from our customers; our ability to negotiate new or modified financing agreements prior to the expiration of the waivers under our existing agreements; our ability to complete our previously announced strategic actions as contemplated (including the divestiture of our non-core engine hard parts, fluid products and pump products businesses; the operational restructuring in our Automotive Systems Group and our Commercial Vehicle business; the dissolution of our Mexican joint venture, Spicer S.A. de C.V.; and the finalization of our Chinese joint venture, Dongfeng Axle Co., Ltd.); and other factors set out in our public filings with the Securities and Exchange Commission. Forward-looking statements in this release speak only as of the date of the release. Dana does not undertake to update such forward-looking statements.
# # #

4

Dana Corporation
Financial Summary (Unaudited)
(in millions, except per share amounts)

	Three Months Ended Sept 30		Nine Months Ended Sept 30
	2005	2004	2005	2004
		Restated		Restated

Sales	$2,396	$2,114	$7,505	$6,755

Income (loss) from continuing operations	$(1,274)	$54	$(1,232)	$165
Income (loss) from discontinued operations	—	(12)	—	35
Effect of change in accounting	2	—	6	-

Net income (loss)	$(1,272)	$42	$(1,226)	$200

Income (loss) from continuing operations	$(1,274)	$54	$(1,232)	$165
Impairment and restructuring charges	275	5	275	5
Losses on divestitures	16	—	16	-
Valuation allowance against deferred tax assets	920		920
Gain associated with the sale of assets to a newly formed joint venture	—	(13)	—	(13)
Net gains associated with DCC asset sales	—	(7)	(4)	(25)
Charge related to Ohio tax legislation	—	—	5	-

Income (loss) from continuing operations, excluding unusual items	$(63)	$39	$(20)	$132

Income (loss) from discontinued operations	$—	$(12)	$—	$35
Adjustment of deferred tax allowance related to aftermarket sale	—	20	—	-
Costs related to sale of aftermarket businesses	—	10	—	13

Income from discontinued operations, excluding unusual items	$—	$18	$—	$48

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$(8.51)	$0.36	$(8.24)	$1.10
Effect of change in accounting	0.01	—	0.04	-
Income(loss) from discontinued operations	—	(0.08)	—	0.23

Net income	$(8.50)	$0.28	$(8.20)	$1.33

Income (loss) from continuing operations, excluding unusual items	$(0.42)	$0.26	$(0.13)	$0.87
Income (loss) from discontinued operations, excluding unusual items	—	0.12	—	0.32

Net income, excluding unusual items	(0.42)	0.38	(0.13)	1.19
Effect of change in accounting	0.01	—	0.04	-
Income (loss) from Unusual items	(8.09)	(0.10)	(8.11)	0.14

Net income (loss)	$(8.50)	$0.28	$(8.20)	$1.33

Dana Corporation
Reconciliation of Earnings before interest
and taxes (EBIT) for the Segments to
Income before income taxes

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004
		Restated		Restated

Segment income (loss)
ASG	$41	$65	$179	$270
HVTSG	16	41	81	125

	57	106	260	395
Other	(75)	(65)	(201)	(174)

Segment income (loss) from continuing operations	$(18)	$41	$59	$221

Unusual items excluded from performance measures
Total operations	(306)	(6)	(297)	(15)
Discontinued operations		16		20
Interest expense, excluding DCC	(34)	(42)	(102)	(120)
Interest income, excluding DCC	8	1	24	7
DCC pre-tax loss	(1)	(42)	(12)	(49)

Income (loss) before income taxes	$(351)	$(32)	$(328)	$64

Dana Corporation
Condensed Statement of Income (Unaudited)
(in millions, except per share amounts)

	Three Months Ended Sept 30		Nine Months Ended Sept 30
	2005	2004	2005	2004
		Restated		Restated

Net sales	$2,396	$2,114	$7,505	$6,755
Revenue from lease financing and other income	11	(8)	67	27

	2,407	2,106	7,572	6,782

Costs and expenses
Cost of sales	2,290	1,964	7,072	6,186
Selling, general and administrative expenses	136	121	413	375
Impairment charges	290		290	—
Interest expense	42	53	125	157

	2,758	2,138	7,900	6,718

Income (loss) before income taxes	(351)	(32)	(328)	64
Income tax benefit (expense)	(929)	83	(925)	85
Minority interest	1	(3)	(5)	(9)
Equity in earnings of affiliates	5	6	26	25

Income (loss) from continuing operations	(1,274)	54	(1,232)	165
Effect of change in accounting	2	—	6	—
Income (loss) from discontinued operations		(12)	—	35

Net income (loss)	$(1,272)	$42	$(1,226)	$200

Basic earnings per share
Income (loss) from continuing operations	$(8.51)	$0.36	$(8.24)	$1.11
Effect of change in accounting	0.01	—	0.04	—
Income (loss) from discontinued operations	—	(0.08)	—	0.23

Net income (loss)	$(8.50)	$0.28	$(8.20)	$1.34

Diluted earnings per share
Income (loss) from continuing operations	$(8.51)	$0.36	$(8.24)	$1.10
Effect of change in accounting	0.01	—	0.04	—
Income (loss) from discontinued operations	—	(0.08)	—	0.23

Net income (loss)	$(8.50)	$0.28	$(8.20)	$1.33

Average shares outstanding —
For Basic EPS	150	149	150	149
For Diluted EPS	151	151	151	151

Dana Corporation
Condensed Balance Sheet (Unaudited)
(in millions)

	September 30	December 31
	2005	2004
		Restated

Assets

Current assets
Cash and cash equivalents	$730	$634
Accounts receivable
Trade	1,454	1,254
Other	274	437
Inventories	878	898
Other current assets	146	200

Total current assets	3,482	3,423

Investment in leases	256	281
Investments and other assets	2,397	3,144
Property, plant and equipment, net	1,742	2,171

Total assets	$7,877	$9,019

Liabilities and Shareholders’ Equity

Current liabilities
Notes payable	$2,304	$155
Accounts payable	1,322	1,330
Other current liabilities	1,082	1,188

Total current liabilities	4,708	2,673

Long-term debt	280	2,054
Deferred employee benefits and other noncurrent liabilities	1,747	1,759
Minority interest	85	122
Shareholders’ equity	1,057	2,411

Total liabilities and shareholders’ equity	$7,877	$9,019

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Three Months Ended Sept. 30		Nine Months Ended Sept. 30
	2005	2004	2005	2004
		Restated		Restated

Net income (loss)	$(1,272)	$42	$(1,226)	$200
Depreciation and amortization	64	90	227	273
Impairments	290	24	290	24
(Gain) loss on asset sales	19	(32)	14	(57)
Effect of change in accounting	(2)		(6)
Working capital decrease (increase)	22	(249)	(193)	(378)
Deferred taxes	763	(31)	728	(72)
Other	(35)	46	(134)	(47)

Net cash flows — operating activities	(151)	(110)	(300)	(57)

Purchases of property, plant and equipment	(69)	(66)	(193)	(214)
Payments received from leases and partnerships	32	2	70	10
Proceeds from divestitures and asset sales	39	166	176	318
Other	38	10	27	(22)

Net cash flows — investing activities	40	112	80	92

Net change in short-term debt	181	28	406	181
Payments on long-term debt	—	(101)	(45)	(405)
Proceeds from long-term debt	21	—	21	5
Dividends paid	(18)	(17)	(54)	(53)
Other	(9)	3	(12)	16

Net cash flows — financing activities	175	(87)	316	(256)

Net change in cash and cash equivalents	64	(85)	96	(221)
Net change in cash — discontinued operations	—	—	—	2
Cash and cash equivalents — beginning of period	666	597	634	731

Cash and cash equivalents — end of period	$730	$512	$730	$512

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Income (Unaudited)
(in millions)

	Three Months Ended Sept.30		Nine Months Ended Sept. 30
	2005	2004	2005	2004
		Restated		Restated

Net sales	$2,396	$2,114	$7,505	$6,755
Other income (expense)	(1)	23	41	37

	2,395	2,137	7,546	6,792

Costs and expenses
Cost of sales	2,293	1,970	7,083	6,205
Selling, general and administrative expenses	128	115	387	353
Impairment charges	290		290
Interest expense	34	42	102	120

	2,745	2,127	7,862	6,678

Income (loss) before income taxes	(350)	10	(316)	114
Income tax benefit (expense)	(932)	29	(946)	(7)
Minority interest	1	(3)	(5)	(9)
Equity in earnings of affiliates	7	18	35	67

Income (loss) from continuing operations	(1,274)	54	(1,232)	165

Change in accounting	2		6

Income (loss) from discontinued operations		(12)		35

Net income (loss)	$(1,272)	$42	$(1,226)	$200

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Balance Sheet (Unaudited)
(in millions)

	September 30	December 31
	2005	2004
		Restated

Assets
Current assets
Cash and cash equivalents	$707	$619
Accounts receivable
Trade	1,454	1,253
Other	277	438
Inventories	878	898
Other current assets	123	170

Total current assets	3,439	3,378

Investment in leases
Investments and other assets	2,650	3,338
Property, plant and equipment, net	1,690	2,033

Total assets	$7,779	$8,749

Liabilities and Shareholders’ Equity

Current liabilities
Notes payable	$2,157	$289
Accounts payable	1,322	1,330
Other current liabilities	1,193	1,236

Total current liabilities	4,672	2,855

Long-term debt	225	1,611
Deferred employee benefits and other noncurrent liabilities	1,742	1,752
Minority interest	83	120
Shareholders’ equity	1,057	2,411

Total liabilities and shareholders’ equity	$7,779	$8,749

Dana Corporation
(Including Dana Credit Corporation on an Equity Basis)
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Three Months Ended Sept. 30		Nine Months Ended Sept. 30
	2005	2004	2005	2004
		Restated		Restated

Net income (loss)	$(1,272)	$42	$(1,226)	$200
Depreciation and amortization	60	84	214	249
Impairments	290	3	290	3
(Gain) loss on asset sales	19	(20)	14	(23)
Effect of change in accounting	(2)	—	(6)	—
Working capital decrease (increase)	47	(258)	(170)	(386)
Deferred taxes	773	(18)	734	(68)
Other	(72)	55	(73)	(26)

Net cash flows — operating activities	(157)	(112)	(223)	(51)

Purchases of property, plant and equipment	(67)	(72)	(191)	(210)
Proceeds from divestitures and asset sales	30	3	53	34
Other	69	16	27	(32)

Net cash flows — investing activities	32	(53)	(111)	(208)

Net change in short-term debt	202	173	488	356
Payments on long-term debt	—	(5)	(6)	(239)
Proceeds from long-term debt	6		6	—
Dividends paid	(18)	(17)	(54)	(53)
Other	(9)	3	(12)	16

Net cash flows — financing activities	181	154	422	80

Net change in cash and cash equivalents	56	(11)	88	(179)
Net change in cash — discontinued operations	—	—	—	2
Cash and cash equivalents — beginning of period	651	498	619	664

Cash and cash equivalents — end of period	$707	$487	$707	$487

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended September 30, 2005
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated

Net sales	$2,396	$		$	$2,396
Other income (expense)	(1)		19	(7)	11

	2,395		19	(7)	2,407

Costs and expenses
Cost of sales	2,293			(3)	2,290
Selling, general and administrative expenses	128		11	(3)	136
Impairment charges	290				290
Interest expense	34		9	(1)	42

	2,745		20	(7)	2,758

Income (loss) before income taxes	(350)		(1)	—	(351)
Income tax benefit (expense)	(932)		3		(929)
Minority interest	1				1
Equity in earnings of affiliates	7		1	(3)	5

Income from continuing operations	(1,274)		3	(3)	(1,274)

Effect of change in accounting	2				2

Net income	$(1,272)		$3	$(3)	$(1,272)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Nine Months Ended September 30, 2005
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated

Net sales	$7,505	$		$	$7,505
Other income (expense)	41		49	(23)	67

	7,546		49	(23)	7,572

Costs and expenses
Cost of sales	7,083			(11)	7,072
Selling, general and administrative expenses	387		33	(7)	413
Impairment charges	290				290
Interest expense	102		28	(5)	125

	7,862		61	(23)	7,900

Income (loss) before income taxes	(316)		(12)	—	(328)
Income tax benefit (expense)	(946)		21		(925)
Minority interest	(5)				(5)
Equity in earnings of affiliates	35		7	(16)	26

Income from continuing operations	(1,232)		16	(16)	(1,232)

Effect of change in accounting	6		—		6

Net income	$(1,226)		$16	$(16)	$(1,226)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Three Months Ended September 30, 2004 (Restated)
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated

Net sales	$2,114	$		$	$2,114
Other income (expense)	23		(20)	(11)	(8)

	2,137		(20)	(11)	2,106

Costs and expenses
Cost of sales	1,970			(6)	1,964
Selling, general and administrative expenses	115		11	(5)	121
Interest expense	42		11		53

	2,127		22	(11)	2,138

Income before income taxes	10		(42)		(32)
Income tax benefit (expense)	29		54		83
Minority interest	(3)				(3)
Equity in earnings of affiliates	18		—	(12)	6

Income from continuing operations	54		12	(12)	54

Income from discontinued operations	(12)				(12)

Net income	$42		$12	$(12)	$42

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Statement of Income (Unaudited)
(in millions)

	Nine Months Ended September 30, 2004 (Restated)
	Dana
	with DCC on			Elimination	Dana
	Equity Basis	DCC		Entries	Consolidated

Net sales	$6,755	$		$	$6,755
Other income (expense)	37		26	(36)	27

	6,792		26	(36)	6,782

Costs and expenses
Cost of sales	6,205			(19)	6,186
Selling, general and administrative expenses	353		38	(16)	375
Interest expense	120		37	—	157

	6,678		75	(35)	6,718

Income (loss) before income taxes	114		(49)	(1)	64
Income tax benefit (expense)	(7)		91	1	85
Minority interest	(9)				(9)
Equity in earnings of affiliates	67		4	(46)	25

Income from continuing operations	165		46	(46)	165
Income from discontinued operations	35				35

Net income	$200		$46	$(46)	$200

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	September 30, 2005
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated

Assets
Current assets
Cash and cash equivalents	$707	$23	$	$730
Accounts receivable
Trade	1,454			1,454
Other	277	285	(288)	274
Inventories	878			878
Other current assets	123	183	(160)	146

Total current assets	3,439	491	(448)	3,482

Investment in leases	—	664	(408)	256
Investments and other assets	2,650	—	(253)	2,397
Property, plant and equipment, net	1,690	8	44	1,742

Total assets	$7,779	$1,163	$(1,065)	$7,877

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$2,157	$431	$(284)	$2,304
Accounts payable	1,322	—		1,322
Other current liabilities	1,193	53	(164)	1,082

Total current liabilities	4,672	484	(448)	4,708

Long-term debt	225	55		280
Deferred employee benefits and other noncurrent liabilities	1,742	305	(300)	1,747
Minority interest	83	2		85
Shareholders’ equity	1,057	317	(317)	1,057

Total liabilities and shareholders’ equity	$7,779	$1,163	$(1,065)	$7,877

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Consolidating Balance Sheet (Unaudited)
(in millions)

	December 31, 2004 (Restated)
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated

Assets
Current assets
Cash and cash equivalents	$619	$15	$	$634
Accounts receivable
Trade	1,254			1,254
Other	437	208	(208)	437
Inventories	898			898
Other current assets	170	137	(107)	200

Total current assets	3,378	360	(315)	3,423

Investment in leases		411	(130)	281
Investments and other assets	3,338	467	(661)	3,144
Property, plant and equipment, net	2,033	8	130	2,171

Total assets	$8,749	$1,246	$(976)	$9,019

Liabilities and Shareholders’ Equity

Current liabilities
Notes payable	$289	$68	$(202)	$155
Accounts payable	1,330			1,330
Other current liabilities	1,236	67	(115)	1,188

Total current liabilities	2,855	135	(317)	2,673

Long-term debt	1,611	443		2,054
Deferred employee benefits and other noncurrent liabilities	1,752	311	(304)	1,759
Minority interest	120	2		122
Shareholders’ equity	2,411	355	(355)	2,411

Total liabilities and shareholders’ equity	$8,749	$1,246	$(976)	$9,019

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow (Unaudited)
(in millions)

	Three Months Ended September 30, 2005
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated

Net income	$(1,272)	$3	$(3)	$(1,272)
Depreciation and amortization	60	4	—	64
Loss on divestitures and asset sales	19	—	—	19
Effect of change in accounting	(2)			(2)
Impairments	290			290
Working capital decrease (increase)	47	(46)	21	22
Deferred taxes	773	(10)	—	763
Other	(72)	34	3	(35)

Net cash flows — operating activities	(157)	(15)	21	(151)

Purchases of property, plant and equipment	(67)	(2)	—	(69)
Payments received on leases and partnership	—	32	—	32
Proceeds from asset sales	30	9	—	39
Other	69	(31)	—	38

Net cash flows — investing activities	32	8	—	40

Net change in short-term debt	202	—	(21)	181
Proceeds from long-term debt	6	15		21
Payments on long-term debt	—	—	—	—
Dividends paid	(18)	—	—	(18)
Other	(9)	—	—	(9)

Net cash flows — financing activities	181	15	(21)	175

Net change in cash and cash equivalents	56	8	—	64
Cash and cash equivalents — beginning of period	651	15	—	666

Cash and cash equivalents — end of period	$707	$23	$—	$730

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Consolidating Cash Flow (Unaudited)
(in millions)

	Nine Months Ended September 30, 2005
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated

Net income	$(1,226)	$16	$(16)	$(1,226)
Depreciation and amortization	214	13	—	227
Loss on divestitures and asset sales	14	—	—	14
Effect of change in accounting	(6)			(6)
Impairments	290			290
Working capital increase	(170)	(104)	81	(193)
Deferred taxes	734	(6)	—	728
Other	(73)	(27)	(34)	(134)

Net cash flows — operating activities	(223)	(108)	31	(300)

Purchases of property, plant and equipment	(191)	(2)		(193)
Payments received on leases and partnership	—	70	—	70
Proceeds from asset sales	53	122	—	175
Other	27	1	—	28

Net cash flows — investing activities	(111)	191	—	80

Net change in short-term debt	488	(1)	(81)	406
Proceeds from long-term debt	6	15	—	21
Payments on long-term debt	(6)	(39)	—	(45)
Dividends paid	(54)	(50)	50	(54)
Other	(12)			(12)

Net cash flows — financing activities	422	(75)	(31)	316

Net change in cash and cash equivalents	88	8	—	96
Cash and cash equivalents — beginning of period	619	15	—	634

Cash and cash equivalents — end of period	$707	$23	$—	$730

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Three Months Ended September 30, 2004 (Restated)
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated

Net income	$42	$12	$(12)	$42
Depreciation and amortization	84	6	—	90
Gain on divestitures and asset sales	(20)	(12)	—	(32)
Impairments	3	21		24
Working capital decrease (increase)	(258)	(141)	150	(249)
Deferred taxes	(18)	(13)	—	(31)
Other	55	(16)	7	46

Net cash flows — operating activities	(112)	(143)	145	(110)

Purchases of property, plant and equipment	(72)	(1)	—	(73)
Payments received on leases and partnerships	—	2	—	2
Proceeds from asset sales	3	163	—	166
Other	16	1	—	17

Net cash flows — investing activities	(53)	165	—	112

Net change in short-term debt	173	—	(145)	28
Payments on long-term debt	(5)	(96)	—	(101)
Dividends paid	(17)	—	—	(17)
Other	3	—	—	3

Net cash flows — financing activities	154	(96)	(145)	(87)

Net change in cash and cash equivalents	(11)	(74)	—	(85)
Cash and cash equivalents — beginning of period	498	99	—	597

Cash and cash equivalents — end of period	$487	$25	$—	$512

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation
Condensed Statement of Cash Flows (Unaudited)
(in millions)

	Nine Months Ended September 30, 2004 (Restated)
	Dana
	with DCC on		Elimination	Dana
	Equity Basis	DCC	Entries	Consolidated

Net income	$200	$46	$(46)	$200
Depreciation and amortization	249	24	—	273
Gain on divestitures and asset sales	(23)	(34)	—	(57)
Impairments	3	21		24
Working capital decrease (increase)	(386)	(142)	150	(378)
Deferred taxes	(68)	(4)	—	(72)
Other	(26)	(62)	41	(47)

Net cash flows — operating activities	(51)	(151)	145	(57)

Purchases of property, plant and equipment	(210)	(7)	3	(214)
Payments received on leases and partnerships		10	—	10
Proceeds from asset sales	34	287	(3)	318
Other	(32)	10	—	(22)

Net cash flows — investing activities	(208)	300	—	92

Net change in short-term debt	356	(30)	(145)	181
Proceeds from long-term debt	—	5		5
Payments on long-term debt	(239)	(166)	—	(405)
Dividends paid	(53)	—	—	(53)
Other	16	—	—	16

Net cash flows — financing activities	80	(191)	(145)	(256)

Net change in cash and cash equivalents	(179)	(42)	—	(221)
Net change in cash — discontinued operations	2			2
Cash and cash equivalents — beginning of period	665	66	—	731

Cash and cash equivalents — end of period	$488	$24	$—	$512

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.